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                                                                 Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the use of our report dated March 18, 2003 with respect to the financial statements included in the filing of the Registration Statement (Form S-8) of NuTech Digital, Inc. for the fiscal year ended December 31, 2002.


         /s/
Farber & Hass, LLP
Oxnard, California
July 7, 2003




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